EXHIBIT 10.1


                                    INDEMNITY


                                                                 October 5, 1999


Promus Hotels, Inc.
755 Crossover Lane
Memphis, Tennessee 38117-4900

Attention:        General Counsel

                  Loan:             $33,975,000
                  Borrower:         Apple Suites, Inc.
                  Premises:         3200 Cobb Parkway, Atlanta, Georgia

Dear Sirs:

                  Except to the extent of any existing liability of you and/or your affiliates for Corrective Work with respect to Hazardous Materials currently in, on or under the Property, for good and valuable consideration in hand received, the undersigned, and if there are two or more signers, each of us, hereby jointly and severally covenants and agrees for your benefit, in addition to, and not in limitation of, any other rights and remedies available to you at law or in equity, as follows:

             1. Definitions: The following terms shall be defined as set forth below.

                  (a) Corrective Work: The removal, relocation, elimination, remediation or encapsulation of Hazardous Materials from all or any portion of the Property and (to the extent provided in Subparagraph 2(b) hereof) surrounding areas and, to the extent thereby required, the reconstruction and rehabilitation of the Property pursuant to, and in compliance with, Governmental Requirements;

                  (b) Governmental Requirements: Any present and future (i) federal, state or local laws, rules or regulations and
                       (ii) judicial or administrative interpretation thereof, including any judicial or administrative orders or judgments;

                  (c) Hazardous Materials: (i) Asbestos and polychlorinated biphenyls and (ii) hazardous or toxic materials, wastes and substances which are defined, determined or identified as such (including petroleum products if they are defined, determined or identified as such) in, or subject to, any Governmental Requirements, in each case in amounts in violation of applicable Governmental Requirements;

                  (d) Indemnified Losses: Incurred damages, losses, liabilities, costs and expenses of Corrective Work, including, without limitation, obligations, penalties, fines, impositions, fees, levies, lien removal or bonding costs, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses (including, without limitation, attorneys' and experts' reasonable fees and disbursements) of any kind and nature whatsoever, including interest thereon;

                  (e) Loan Documents: The documents comprising the total documentation pertaining to the Loan indicated above made to, or for the benefit of, the above-named Borrower, including, without limitation, and as applicable, any loan agreement, building loan or construction loan agreement, note, mortgage, deed of trust, security agreement, assignment of leases and rents, any guaranty or guaranties (whether of payment and/or performance), pledge agreement, commitments, letters of credit, assignment of partnership interests, and all other instruments and documents evidencing, securing, or collateral to, the Loan;

                  (f) Property: The land more particularly described in Exhibit A hereto attached and as indicated above, together with the buildings, improvements, structures and betterments now or hereafter existing thereon or thereunder.

             2.   (a)  Except  as   hereinafter  limited  in   Paragraph  9  and
                       Subparagraphs 2(b) and 2(c), the undersigned covenant and agree, at their sole cost and expense, to indemnify, protect and save you harmless against and from any and all Indemnified Losses which may at any time be imposed upon, incurred by or asserted or awarded against you arising from, out of, attributable to or by reason of, the:

                       (i) nonperformance or delayed performance and completion of Corrective Work; or

                       (ii)  enforcement  of this  Indemnity or the assertion by
                       the undersigned of any defense to its obligations hereunder (except the successful defense of actual performance not subject to further appeal);

                  whether the Indemnified Losses arise before, during or after, enforcement of the remedies and rights available to you under the Loan Documents, including the acquisition of title to all or any portion of the Property by you or your successors or affiliates (as such terms are defined in Paragraph 8(a) hereof).

                  (b) The Indemnified Losses shall not extend to the costs of Corrective Work pertaining to surrounding areas if the applicable Hazardous Materials did not originate from any portion of the Property, unless the removal of the Hazardous Materials from the surrounding areas by Borrower is necessitated by Governmental Requirements.

                  (c) If you, or any of your successors or affiliates, take

                       (i) title to the Property at a foreclosure sale, at a sale pursuant to a power of sale under a mortgage or deed of trust, or by deed in lieu of foreclosure, or by exercise of other remedial rights; or

                       (ii) possession, custody and control of the Property as a mortgagee-in-possession or through court designated receiver and Borrower, and its successors or affiliates, never reacquire such possession, custody and control, then the Indemnified Losses shall not include or apply to Hazardous Materials which are initially placed on, in or under all or any portion of the Property at any time thereafter.

             3. (a) So long as Borrower is in possession, custody and control of the Property you agree that prior to the undertaking of Corrective Work by you, the Borrower or the undersigned may at their sole cost and expense contest the Governmental Requirements and/or perform any Corrective Work, provided that at all times all of the following conditions are continuously satisfied in full:

                       (i) no uncured event of default (other than as related to the Hazardous Materials involved in such contest or Corrective Work) exists under any of the Loan Documents;

                       (ii) you (and your agents, officers, directors, servants, employees, contractors and shareholders) shall not be subject to any criminal or other penalties, fines, costs or expenses, by reason of such contest or Corrective Work or any delays in connection therewith;

                       (iii) unless the undersigned has instituted a contest as permitted hereunder with respect to any Corrective Work, the undersigned shall commence the Corrective Work promptly after obtaining actual knowledge of the
                       Hazardous Materials on, in, under or affecting the Property or any surrounding areas, but at least fifteen
                       (15) days prior to commencement of such Corrective Work, submit to you in conformity with your reasonable requirements (which requirements may not create conditions which violate Governmental Requirements), reasonably detailed plans for such Corrective Work complying with Governmental Requirements. If, within said fifteen (15)-day period, you, in your reasonable judgment, reject such plans, the undersigned shall promptly submit revised plans conforming to your reasonable requirements to you for your approval. If within fifteen (15) days from your receipt of the original plans, or revised plans, you fail to approve or reject such original plans, or revised plans, as the case may be, the same shall be deemed accepted by you. All Corrective Work shall be performed in compliance with such approved original or revised plans;

                       (iv) a contest, if instituted, shall be instituted promptly after the undersigned, or Borrower, obtains actual knowledge of an action, suit, proceeding, or governmental order or directive which asserts any obligation or liability affecting all or any portion of the Property, or Borrower or any of the undersigned and diligently prosecuted until a final judgment is obtained;

                       (v) Corrective Work shall be instituted promptly following an unsuccessful nonappealable completion of the contest and shall be diligently prosecuted until the Hazardous Materials involved in the contest are removed, relocated, encapsulated and/or disposed of as required by the Governmental Requirements;

                       (vi) the undersigned shall notify you within ten (10) days after commencement of such contest or Corrective Work and shall render to you a written monthly report detailing the progress thereof including such information as you shall reasonably request; and

                       (vii) if you are named in any action or proceeding as a necessary party or as a party defendant relating to matters covered by this Indemnity, you agree to utilize counsel designated by the undersigned, subject to your right of approval, not to be unreasonably withheld or delayed. If you are not named in any such action or proceeding, you, at your expense, shall have the right (but not the obligation) to join in any action or proceeding in which the undersigned or Borrower contests any Governmental Requirements.

                  So long as all of such conditions are continuously satisfied, you agree that you will not enter into any settlement agreement binding upon the undersigned, or Borrower, without their prior consent, which consent will not be unreasonably withheld or delayed.

                  (b) Promptly after the receipt by you of written notice of any demand or claim or the commencement of any action, suit or proceeding in respect of any of the Indemnified Losses, you shall notify the undersigned thereof in writing, but the failure by you promptly to give such notice shall not relieve the undersigned of any of their obligations under this Indemnity, except to the extent of prejudice to any defense to such Indemnified Losses resulting from such delay.

            4. The liability of the undersigned under this Indemnity shall in no way be limited or impaired by (a) any amendment or modification of the Loan Documents; (b) any extensions of time for performance required by any of the Loan Documents; (c) any sale, assignment or foreclosure pursuant to the Loan Documents or any sale or transfer of all or any part of the Property;
                  (d) any exculpatory provision in any of the Loan Documents limiting your recourse to the Property or to any other security, or limiting your rights to a deficiency judgment against Borrower, or the undersigned; (e) the accuracy or inaccuracy of any representations or warranties made to you under the Loan Documents; (f) the release of Borrower or any other person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, your voluntary act, or otherwise; (g) the release or substitution, in whole or in part, of any security for the note or other evidence of debt issued pursuant to the Loan Documents; (h) your failure to record or file any of the Loan Documents (or your improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the note or other evidence of indebtedness under the Loan Documents, (i) any other action or circumstance whatsoever which constitutes, or might be construed to constitute, a legal or equitable discharge or defense of Borrower or others for their obligations under any of the Loan Documents or of the undersigned for their obligations under this Indemnity or (j) the invalidity, irregularity or unenforceability, in whole or in part, of any of the Loan Documents; and in any of such cases, whether with or without notice to Borrower or the undersigned and with or without consideration.

            5. The undersigned (a) waive any right or claim of right to cause a marshalling of the undersigned's assets or to cause you to proceed against any of the security for the Loan Documents before proceeding under this Indemnity or to cause you to proceed against the undersigned in any particular order; (b) agree that any payments required to be made hereunder shall become due on demand; (c) waive and relinquish all rights and remedies accorded by applicable law to indemnitors or guarantors, except any rights of subrogation which the undersigned may have, provided that (i) the indemnity provided for hereunder shall neither be contingent upon the existence of any such rights of subrogation nor subject to any claims or defenses whatsoever which may be asserted in connection with the enforcement or attempted enforcement of such subrogation rights including, without limitation, any claim that such subrogation rights were abrogated by any of your acts, and
                  (ii) the undersigned postpone and subordinate (A) the exercise of any and all of their rights of subrogation to your rights against the undersigned under this Indemnity and (B) any rights of subrogation to any collateral securing the Loan until the Loan shall have been paid in full.

            6. No delay on your part in exercising any right, power or privilege under any of the Loan Documents shall operate as a waiver of any such privilege, right or power.

            7. Any one or more of the undersigned, or any other party liable upon or in respect of this Indemnity or the Loan, may be released from liability (in whole or in part) under this Indemnity or the Loan Documents without affecting the liability hereunder of any of the undersigned not so released.

            8. (a) This Indemnity shall be binding upon the undersigned and their respective heirs, personal representatives, successors and assigns and shall inure to the benefit of and, where applicable, shall be binding upon, you and your successors and affiliates, which acquire all or any part of the Property by any sale, assignment or foreclosure under the Loan Documents, by deed or other assignment in lieu of foreclosure, or otherwise, including if you, or such successor, affiliate or participant, is the successful bidder at a foreclosure or other remedial sale. For purposes of this Indemnity your (i) "successors" shall mean successors by merger, consolidation or acquisition of all or a substantial part of your assets and business and (ii) "affiliates" shall mean your parent, if any, or its successors as above defined and any direct or indirect subsidiary or affiliate of your parent or its successors as above defined.

                  (b) Except as provided in Subparagraph 8(a) above, the obligations of the undersigned under this Indemnity shall not inure to the benefit of (i) any other purchaser of the Property at a foreclosure sale or a sale pursuant to a power of sale or other remedial rights under the Loan Documents or
                  (ii) any subsequent holder of the Loan Documents unless such holder is your successor, affiliate or participant as hereinabove defined.

            9.    (a) Except as  provided  in  Subparagraph  9(b)  hereof,  this
                  Indemnity shall terminate and be of no further force and effect upon payment in full by Borrower or guarantor of all principal, interest and other sums and costs evidenced or secured by the Loan Documents, provided that at the time of such full payment neither you, nor your successors or affiliates, have, at any time, or in any manner, through exercise of their remedial rights under the Loan Documents, participated in the management or control of, taken possession of, or title to, the Property or any portion thereof, whether by foreclosure, deed in lieu of foreclosure, sale under power of sale pursuant to the Loan Documents, or otherwise.

                  (b) Notwithstanding Subparagraph 9(a) above, the undersigned agree that this Indemnity shall continue after full payment of the Loan with respect to:

                        (i) litigation or administrative claims involving Indemnified Losses pertaining to Hazardous Materials covered by this Indemnity pending at the date of payment in full of the Loan, and

                        (ii) reasonable costs and expenses (including experts' and attorneys' fees and disbursements) incurred or expended by you in (A) enforcing Subparagraph 2(a)(ii) of this Indemnity or (B) any litigation, arbitration, administrative claims or matters relating to any Indemnified Losses subsequently arising within four (4) years after the date of such full payment (hereinafter called ("Subsequent Claims") involving Hazardous Materials on, in or under the Property, or if covered by this Indemnity, any surrounding areas, but the undersigned's obligation under this Indemnity as to Subsequent Claims is hereby limited and shall not extend to payment of any monetary awards or damages against you but only to the costs and expenses above mentioned. You agree to utilize counsel designated by the undersigned (whether or not the undersigned are also parties defendant in such matters) subject to your right of approval, not to be unreasonably withheld or delayed.

         10. This Indemnity shall continue to be effective, or be reinstated automatically, as the case may be, if at any time payment, in whole or in part, of any of the obligations indemnified against hereby is rescinded or otherwise must be restored or returned by you (whether as a preference, fraudulent conveyance or otherwise) upon or in connection with the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower, any of the undersigned or any other person, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower, any of the undersigned or any other person or for a substantial part of Borrower's, any of the undersigned's or any of such other person's property, as the case may be, or otherwise, all as though such payment had not been made. Each of the undersigned further agrees that in the event any such payment is rescinded or must be restored or returned, all costs and expenses (including, without limitation, legal fees and expenses) incurred by you or on your behalf in defending or enforcing such continuance or reinstatement, as the case may be, shall constitute costs of enforcement which are covered by each of the undersigned's indemnification obligations under this Indemnity.

         11.      Each of the undersigned represents and covenants to you that:

                         (i) if a corporation, partnership, venture, trust or limited liability company, it is duly organized, validly existing and in good standing under the laws of the state of its formation and has full power and authority to execute, deliver and perform this Indemnity; each of the undersigned will preserve and maintain such legal existence and good standing;

                         (ii) there are no actions, suits or proceedings pending or threatened against or affecting Borrower or any of the undersigned, at law, in equity or before or by any governmental authorities except actions, suits or proceedings which are fully covered by insurance or would, if adversely determined, not be likely to have a material adverse effect on Borrower's or any of the undersigned's business or financial condition; neither Borrower nor any of the undersigned is in material default with respect to any order, writ, injunction, decree or demand of any court or governmental authorities;

                         (iii) the consummation of the transactions contemplated hereby and the performance of this Indemnity have not resulted and will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, bank loan or credit agreement, corporate charter, by-laws, partnership agreement or other instrument to which any of the undersigned is a party or by which any of the undersigned may be bound or affected; and

                         (iv) each of the undersigned is in compliance with, and the transactions contemplated by this Indemnity do not and will not violate any provision of, or require any filing, registration, consent or approval under, any federal, state or local law, rule, regulation, ordinance, order, writ, judgment, injunction, decree, determination or award (hereinafter, "Laws") presently in effect having applicability to it; each of the undersigned will comply promptly with all Laws now or hereafter in effect having applicability to it.

         12. You shall, at all times, at your discretion and expense, be free to independently establish to your satisfaction the existence or non-existence of any fact or facts, the existence or non-existence of which is a condition of this Indemnity or any of its provisions.

         13. This Indemnity may be executed in one or more counterparts, each of which shall be deemed an original. Said counterparts shall constitute but one and the same instrument and shall be binding upon each of the undersigned as fully and completely as if all had signed but one instrument. The joint and several liability of the undersigned shall be unaffected by the failure of any of the undersigned to execute any or all of the counterparts.

         14. All notices hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when sent by registered or certified mail, if to the undersigned at their respective addresses stated on the signature page hereof and if to you, at your address indicated above, or at such other address of which a party shall have notified the party giving such notice in writing in accordance with the foregoing requirements.

         15. No provision of this Indemnity may be changed, waived, discharged or terminated orally, by telephone or by any other means except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

         16. THE UNDERSIGNED BY EXECUTION HEREOF, AND YOU, BY ACCEPTANCE HEREOF, HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVE, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY YOU ON THIS INDEMNITY, ANY AND EVERY RIGHT THEY MAY HAVE TO A TRIAL BY JURY.

         17. THIS INDEMNITY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TENNESSEE APPLICABLE TO THE INTERPRETATION, CONSTRUCTION AND ENFORCEMENT OF INDEMNITIES (WITHOUT GIVING EFFECT TO TENNESSEE'S PRINCIPLES OF CONFLICTS OF LAW). THE EXISTENCE OF HAZARDOUS MATERIALS SHALL BE DETERMINED IN ACCORDANCE WITH FEDERAL LAW AND STATE AND LOCAL LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.

         18. THE UNDERSIGNED IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY TENNESSEE STATE OR FEDERAL COURT SITTING IN THE CITY OF MEMPHIS, STATE OF TENNESSEE, OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS
                  INDEMNITY AND THE UNDERSIGNED AGREE AND CONSENT THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY ABOVE STATED COURT SITTING IN THE CITY OF MEMPHIS MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE UNDERSIGNED AT THEIR RESPECTIVE ADDRESSES INDICATED ON THE SIGNATURE PAGE HEREOF, AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

                                             Very truly yours,


Indemnitor:                                         Address Of Indemnitor:
-----------                                         ----------------------

APPLE SUITES, INC., a                               ATTN: Glade M. Knight
Virginia corporation                                306 East Main Street
                                                    Richmond, Virginia 23219

By  /s/  Glade M. Knight                            With a copy to:
    ---------------------                           Thomas E. Davis, Esq.
    Name:  Glade M. Knight                          Jenkens & Gilchrist
    Title: President                                1445 Ross Avenue, Suite 3200
                                                    Dallas, Texas 75202-2799


                  This is to certify that this Indemnity was executed in my presence on the date hereof by the parties whose signatures appear above in the capacities indicated.


                                                      /s/  Jacquelyn B. Owens
                                                     ---------------------------
                                                     Notary Public

                                                     My commission expires:

                                                             6/30/03
                                                     ---------------------------





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



                                   EXHIBIT "A"
                          LEGAL DESCRIPTION OF PREMISES
                         (ATLANTA - GALLERIA/CUMBERLAND)


ALL THAT TRACT OR PARCEL OF LAND situated, lying and being in Land Lot 978 in the 2nd Section and 17th District of Cobb County, Georgia, and being more particularly described as follows:

BEGINNING at a railroad iron found, said point being the land lot corner common to Land Lots 948, 949, 978 and 979, said Section, District and County; thence proceed North 88(degrees) 59' 50" East 572.69 feet to a 1" bar found on the southwesterly right-of-way line of U.S. Highway No. 41 (a 130-foot right-of-way); thence proceed along the aforedescribed right-of-way line South 55(degrees) 57' 41" East 100.00 feet to an iron pin set; thence leaving the aforedescribed right-of-way line South 34(degrees) 04' 16" West 100.00 feet to an iron pin set; thence proceed North 55(degrees) 57' 41" West 41.00 feet to an iron pin set; thence proceed South 34(degrees) 04' 16" West 170.19 feet to a point; thence proceed along the arc of a curve in a counter-clockwise direction, whose radius is 245.00 feet and is subtended by a chord bearing of South 22(degrees) 41' 38" West and a chord distance of 96.66 feet, an arc distance of
97.30 feet to an iron pin set;  thence  proceed North  88(degrees)  32' 42" West
116.03 feet to an iron pin set; thence proceed along the arc of a curve in a counter-clockwise direction, whose radius is 1054.08 feet and is subtended by a chord bearing of North 69(degrees) 58' 11" West and a chord distance of 344.10 feet, an arc distance of 345.64 feet to an iron pin set on the land lot line common to Land Lots 949 and 978; thence proceed along said land lot line North 01(degrees) 42' 53" East 215.28 feet to a railroad iron found, said point being THE POINT OF BEGINNING.

The aforedescribed tract or parcel of land is known as Tract No. 1 and Tract No. 2 and contains 3.698 acres as shown on the ALTA/ACSM Land Title Survey for Homewood Equity Development Corporation by Precision Planning, Inc., Lawrenceville, Georgia, dated April 19, 1989, revised May 1, 1989, bearing the seal and certification of Randall W. Dixon, G.R.L.S. No. 1678. Said survey being incorporated herein by this reference.

TOGETHER WITH, as an appurtenance to the title to the hereinabove described property, a perpetual non-exclusive sanitary sewer easement, subject to the conditions hereinafter set forth, in, to, over, across and through the following described property:

ALL THAT TRACT OR PARCEL OF LAND situated, lying and being in Land Lot 978, 17th District, 2nd Section, Cobb County, Georgia, and being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING, commence at a railroad iron found at the land lot corner common to Land Lots 948, 949, 978 and 979, said District, Section and County; and running thence South 01(degrees) 42' 53" West 215.28 feet to a 1/2" rebar found; thence along the arc of a 1,054.076-foot radius curve to the left and arc distance of 345.64 feet (said arc being subtended by a chord lying to the northeast having a bearing of South 69(degrees) 58' 11" East and being 344.10 feet in length) to a 1/2" rebar found; thence South 88(degrees) 32' 42" East 101.86 feet to the TRUE POINT OF BEGINNING. FROM THE TRUE POINT OF BEGINNING AS THUS ESTABLISHED, run thence South 04(degrees) 22' 23" West 398.97 feet to a point; thence South 23(degrees) 30' 49" East 18.93 feet to a point; thence continuing South 23(degrees) 30' 49" East 110 feet more or less to a point located on the southerly right-of-way line of Cumberland Circle (a 100-foot right-of-way); thence continuing South 23(degrees) 30' 49" East 22.84 feet to a point; thence South 38(degrees) 18' 44" East 170.97 feet to a point; thence South 25(degrees) 20' 10" East 256.28 feet to a point; thence North 58(degrees) 19' 25" East 20.12 feet to a point; thence North 25(degrees) 20' 10" West 256.33 feet to a point; thence North 38(degrees) 18' 44" West 170.65 feet to a point; thence North 23(degrees) 30' 49" West 13.94 feet to a point; thence North 23(degrees) 30' 49" West 115.67 feet to a point; thence North 23(degrees) 30' 49" West 16.92 feet to a point; thence North 04(degrees) 22' 23" East 407.52 feet to a point; thence North 85(degrees) 37' 37" West 3.95 feet to a point; thence along the arc of a 245.00-foot radius curve to the left an arc distance of 12.93 feet (said arc being subtended by a chord lying to the East having a bearing of South 12(degrees)49' 49" West and being 12.93 feet in length) to a point; thence North 88(degrees) 32' 42" West 14.17 feet to THE TRUE POINT OF BEGINNING.

Said property being more particularly shown on that certain plat of survey entitled Proposed 20' Sanitary Sewer Easements for Homewood Equity Development Corporation by precision Planning, Inc., dated May 3, 1989, and bearing the seal and certification of Randall W. Dixon, G.R.L.S. No. 1678, said survey being incorporated herein by this reference.

LESS AND EXCEPT the following two parcels of property:

Parcel I:

All that tract or parcel of land lying and being in Land Lot 978 of the 17th District, 2nd section of Cobb County, Georgia and being more particularly described as follows:

Beginning at a point on the  southwest  right of way line of State Route 3 (U.S.
41) Cobb Parkway. Said point being located 68 feet southwest of the centerline of said highway and further located at 406.63 feet northwest of the intersection of said right-of-way line and the centerline of Cumberland Circle and is the TRUE POINT OF BEGINNING; thence S 34(degrees) 04' 16" W a distance of 7.00 feet to a point; thence N 55(degrees) 55' 40" W a distance of 109.97 feet to a point; thence N 88(degrees) 59' 40" E a distance of 12.18 feet to a point; thence S 55(degrees) 55' 44" E a distance of 100.00 feet back to the TRUE POINT OF BEGINNING.

Said parcel contains 0.01687 acres.

Parcel II:

ALL THAT TRACT or parcel of land lying and being in Land Lot 978 of the 17th District, 2nd Section, Cobb County, Georgia, and being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING, Commence at an iron pin set at the intersection of the southwestern right-of-way line of U.S. Highway No. 41 (Cobb Parkway and State Route No. 3) (having a variable right-of-way width) and the northwestern right-of-way line of Cumberland Circle (having a variable right-of-way width); run thence along said southwestern right-of-way line of U.S. Highway No. 41, in a generally northwesterly direction, the following courses and distances: North 55(degrees) 51' 19" West a distance of 216.33 feet to an iron pin set; and North 55(degrees) 55' 44" West a distance of 119.88 feet to an iron pin set; thence leaving said southwestern right-of-way line, run thence along the southeastern and southwestern boundary line of property now or formerly owned by Homewood Suites Equity Development Corporation, in a generally southwesterly and northwesterly direction, the following courses and distances:
South  34(degrees)  04' 16" West a  distance  of 92.95  feet to an iron pin set;
North  55(degrees)  57' 41" West a  distance  of 41.00  feet to an iron pin set;
South 34(degrees) 04' 16" West a distance of 170.19 feet to an iron pin set, said iron pin being the TRUE POINT OF BEGINNING. From the True Point of Beginning as thus Established, thence continuing along said southeastern boundary line of property, in a generally southwesterly direction, along the arc of a 245.00 foot radius curve an arc distance of 59.14 feet to an iron pin set (said arc being subtended by a chord lying to the southeast thereof, bearing South 27(degrees) 09' 20" East and having a length of 59.00 feet); and along the arc of a 245.00 foot radius curve an arc distance of 38.16 feet to an iron pin set (said arc being subtended by a chord lying to the southeast thereof, bearing South 15(degrees) 46' 41" West and having a length of 38.12 feet); thence leaving said southeastern boundary line of property, run thence North 34(degrees) 04' 16" East a distance of 106.96 feet to an iron pin set on the southeastern boundary line of property now or formerly owned by Homewood Suites Equity Development Corporation, said iron pin being the TRUE POINT OF BEGINNING.

The above-described property contains 0.0163 acres and is shown as and described according to that certain Survey prepared by Loo-Turley & Associates, P.C., Richard Loo, Georgia Registered Land Surveyor No. 2129, dated, June 3, 1991, last revised June 19, 1991, which certain Survey is incorporated herein by this reference and made a part of this description.